UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2013

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

On August 13, 2013, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Golden Minerals Company (the “Company”) engaged EKS&H, LLLP (“EKS&H”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

During the Company’s two most recent fiscal years and in the subsequent period through August 13, 2013, neither the Company, nor anyone acting on its behalf, consulted with EKS&H regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report nor oral advice was provided by EKS&H that EKS&H concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with the selection of EKS&H, on August 13, 2013 the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. The Audit Committee approved such dismissal.

The reports of PwC on the consolidated financial statements for the fiscal years ended December 31, 2011 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  During the fiscal years ended December 31, 2011 and 2012 and through August 13, 2013, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2011 and 2012 and through August13, 2013 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company provided PwC with a copy of this current Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested PwC to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above regarding PwC. A copy of the letter is attached hereto as Exhibit 16.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated August 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2013

Golden Minerals Company

By:	/s/ Robert P. Vogels
Name:	Robert P. Vogels
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated August 13, 2013